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                                                                     EXHIBIT 4.1

                                  COMPANY LOGO

   DENDREON CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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
THIS CERTIFICATE IS TRANSFERABLE IN NEW          SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE
YORK, N.Y. AND RIDGEFIELD PARK, N.J.             RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON TRANSFER

THIS CERTIFIES THAT                              CUSIP 24823Q 10 7


is the record holder of
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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                              DENDREON CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Chief Financial Officer and Treasurer      President and Chief Executive Officer

                                                   COUNTERSIGNED AND REGISTERED:

                                        CHASEMELLON SHAREHOLDER SERVICES. L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                                                         BY AUTHORIZED SIGNATURE
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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests should be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -           as tenants in common
TEN ENT -           as tenants by the entireties
JT TEN -            as joint tenants with right of survivorship and not as
                    tenants in common
UNIF GIFT MIN ACT - __________ Custodian __________
                      (Cust)               (Minor)
                    under Uniform Gifts to Minors Act __________
                                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________
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                                X
                                ________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By ____________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.